INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed combined financial statements present Staffing 360 Solutions, Inc. and Subsidiaries (“the “Company” or the “Purchaser”) and Initio International Holdings Limited (“Initio”) as follows: (i) unaudited pro forma condensed combined statements of operations for the years ended May 31, 2013 for Staffing 360 Solutions, Inc. and December 31, 2013 for Initio; (ii) unaudited pro forma condensed combined statements of operations for the six (6) months ended November 30, 2013 for Staffing Solutions and year ended December 31, 2013 less the six (6) months ended June 30, 2013 for Initio (iii) unaudited pro forma condensed combined balance sheets based on the unaudited consolidated balance sheet as of November 30, 2013 for Staffing 360 Solutions, Inc. and the audited combined balance sheet as of December 31, 2013 for Initio. The unaudited pro forma condensed combined statements of operations are presented as if the acquisition had occurred on June 1, 2012. The unaudited pro forma condensed combined balance sheets gives effect to the transaction as if it occurred on November 30, 2013.

The unaudited pro forma condensed combined financial information is based on estimates and assumptions, which are preliminary and subject to change, as set forth in the notes to such statements and which are provided for informational purposes only. The unaudited pro forma condensed combined financial information is not necessarily indicative of the financial position or operating results that would have been achieved had the merger been consummated as of the dates indicated, nor is it necessarily indicative of future financial position or operating results. This information should be read in conjunction with the historical financial statements and related notes of Staffing 360 Solutions, Inc. and Initio included in this Form 8-K.

We anticipate that the acquisition will provide the combined company the ability to integrate the business of Initio into the Company’s existing staffing business within the expected timeframe which would enable the Company to operate more effectively and efficiently and to create synergy hence lower costs of operations. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of increased revenues due to synergies or cost savings on operating expenses and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during these periods.

The actual amounts recorded as of the completion of the acquisition may differ materially from the information presented in these unaudited pro forma condensed consolidated financial statements as a result of:

•	changes in the trading price for Staffing 360 Solutions, Inc.’s common stock;
•	net cash used or generated in Initio’s operations between the signing of the Stock Purchase Agreement and completion of the acquisition;
•	other changes in Initio’s net assets that occur prior to the completion of the acquisition, which could cause material changes in the information presented below;
•	changes in the financial results of the combined company; and
•	changes in the estimated fair value of the acquired intangible assets

The unaudited pro forma combined condensed consolidated financial statements are provided for informational purposes only. The unaudited pro forma combined condensed consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined condensed consolidated financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined condensed consolidated financial statements should be read together with:

•	the accompanying notes to unaudited pro forma consolidated financial information;
•	the audited financial statements of Initio for the year ended December 31, 2013 and the notes relating thereto;
•	the unaudited consolidated financial statements of Staffing 360 Solutions, Inc. as of November 30, 2013 and the notes relating thereto;
•	the audited consolidated financial statements of Staffing 360 Solutions, Inc. for the year ended May 31, 2013 and the notes relating thereto;

Acquisition of Initio International Holdings Limited
Cash		6,440,000
Shares issued (3,296,702 shares @ $1.50/share)		4,945,053
Promissory notes		3,964,949
		15,350,002
Acquired Assets:	15,120,237

Acquired Liabilities:	15,254,943

Net liabilities acquired		134,706
TOTAL		15,484,708

Breakdown of Total:
Intangible		1,548,471
Goodwill		13,936,237
		15,484,708

STAFFING 360 SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

	Staffing 360 Solutions, Inc. and Subsidiaries	Staffing 360 Solutions (UK) Limited (F/K/A Initio International Holdings Limited)		Pro Forma	Pro Forma
	November 30, 2013	December 31, 2013		Adjustments	Combined Totals

ASSETS

Current Assets:
Cash and cash equivalents	$248,132	$414,140	1	$(6,440,000)	$1,492,392
			2	8,261,500
			3	(165,230)
			3	(826,150)
Accounts receivable, net of allowance for doubtful accounts	1,935,815	12,034,228		-	13,970,043
Other receivable	-	248,431		-	248,431
Due from shareholders	-	699,323		-	699,323
Prepaid expenses and other current assets	155,454	550,131		-	705,585
Total Current Assets	2,339,401	13,946,253		830,120	17,115,774

Property and equipment, net of accumulated depreciation	114,319	266,317		-	380,636
Deferred financing costs, net	150,269	-		-	150,269
Goodwill	2,233,598	3,467,628	1	(3,467,628)	16,169,835
			1	13,936,237
Intangible assets, net	2,257,796	295,507	1	1,548,471	4,101,774
Other assets	-	1,311,483		-	1,311,483
Total Assets	$7,095,383	$19,287,188		$12,847,200	$39,229,771

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
Line of credit	$-	$9,398,101		$-	$9,398,101
Accounts payable	841,038	976,465		-	1,817,503
Accounts payable - related parties	108,644	-		-	108,644
Accounts receivable financing	1,186,591	-		-	1,186,591
Earn-out liability - short term	787,436	-		-	787,436
Promissory notes, net	36,251	-	1	3,964,949	4,001,200
Convertible notes payable	1,263,793	-		-	1,263,793
Liabilities assumed in connection with purchase of subsidiary	144,871	-		-	144,871
Accrued payroll and taxes	-	2,878,924		-	2,878,924
Accrued sales tax payable	-	230,299		-	230,299
Accrued expenses and other current liabilities	531,526	1,771,154			2,302,680
Total Current Liabilities	4,900,150	15,254,943		3,964,949	24,120,042

Earn-out liability - long term	2,362,309	-		-	2,362,309
Total Liabilities	7,262,459	15,254,943		3,964,949	26,482,351

Shareholders' Equity:
Common stock	140	1,595	1	(1,595)	279
			1	49
			2	82
			3	8
Additional paid in capital	5,353,928	-	1	4,945,004	17,568,962
			2	8,261,418
			3	(1,817,530)
			3	826,142
Retained (deficit) earnings	(5,521,144)	4,030,650	1	(3,331,327)	(4,821,821)

Total Shareholders' Equity	(167,076)	4,032,245		8,882,251	12,747,420
Total Liabilities and Shareholders' Equity	$7,095,383	$19,287,188		$12,847,200	$39,229,771

The accompanying notes are an integral part of the unaudited pro forma combined financial statements

STAFFING 360 SOLUTIONS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

	For the six months ended	For the year ended	Less the six months ended	For the six months ended
	November 30,	December 31,	June 30,	December 31,		Pro Forma	Pro Forma
	2013	2013	2013	2013		Adjustments	Combined Totals
	Staffing 360 Solutions, Inc. and Subsidiaries	Staffing 360 Solutions (UK) Limited (F/K/A Initio International Holdings Limited)	Staffing 360 Solutions (UK) Limited (F/K/A Initio International Holdings Limited)	Staffing 360 Solutions (UK) Limited (F/K/A Initio International Holdings Limited)

Net Sales	$3,306,982	$80,849,747	$(36,567,484)	$44,282,263		$-	$47,589,245

Cost of Sales	2,282,757	66,833,310	(29,858,845)	36,974,465		-	39,257,222

Gross Profit	1,024,225	14,016,437	(6,708,640)	7,307,797		-	8,332,022

Operating Expenses:
Salaries and wages	724,459	9,346,559	(4,673,280)	4,673,280		-	5,397,739
Consulting fees - related parties	270,000	-	-	-		-	270,000
Commissions	-	1,701,600	(850,800)	850,800		-	850,800
Depreciation and amortization	163,873	163,178	(81,589)	81,589	7	(154,847)	90,615
General and administrative expenses	1,509,887	2,688,227	(1,344,114)	1,344,114		-	2,854,001
Total Operating Expenses	2,668,219	13,899,564	(6,949,782)	6,949,782		(154,847)	9,463,154

(Loss) Income From Operations	(1,643,994)	116,873	241,142	358,015		154,847	(1,131,132)

Other Income (Expenses):
Interest expense	(43,178)	(518,470)	259,235	(259,235)	5	(118,948)	(421,361)
Interest expense - related parties	-	-	-	-		-	-
Interest expense related to debt conversions	-	-	-	-		-	-
Other income	-	86,604	(43,302)	43,302		-	43,302
Amortization of debt discount	(112,987)
Amortization of deferred finance costs	(34,331)	-	-	-		-	-
Amortization of beneficial conversion feature	(16,912)	-	-	-		-	(16,912)
Net (loss) gain on foreign currency translation	-	(16,248)	8,124	(8,124)		-	(8,124)
(Loss) Income before provision for income tax	(1,851,402)	(331,241)	465,199	133,958		35,899	(1,534,227)

Income tax expense	-	(3,836)	-	(3,836)		-	(3,836)
Net (Loss) Income	$(1,851,402)	$(335,077)	$465,199	$130,122		$35,899	$(1,538,063)

NET LOSS PER COMMON SHARE:
Basic and diluted	$(0.14)					$0.00	$(0.06)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and diluted	13,154,016					12,384,352	25,538,368

The accompanying notes are an integral part of the unaudited pro forma combined financial statements

STAFFING 360 SOLUTIONS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

	For the Years Ended
	May 31,	December 31,		Pro Forma	Pro Forma
	2013	2013		Adjustments	Combined Totals
	Staffing 360 Solutions, Inc. and Subsidiaries	Staffing 360 Solutions (UK) Limited (F/K/A Initio International Holdings Limited)

Net Sales	$647,731	$80,849,747		$-	$81,497,478

Cost of Sales	448,507	66,833,310		-	67,281,817

Gross Profit	199,224	14,016,437		-	14,215,661

Operating Expenses:
Salaries and wages	368,547	9,346,559		-	9,715,106
Consulting fees - related parties	476,129	-		-	476,129
Commissions	-	1,701,600		-	1,701,600
Depreciation and amortization	22,752	163,178	6	309,694	185,930
General and administrative expenses	1,765,496	2,688,227		-	4,453,723
Total Operating Expenses	2,632,924	13,899,564		309,694	16,532,488

(Loss) Income From Operations	(2,433,700)	116,873		(309,694)	(2,316,827)

Other Income (Expenses):
Interest expense	(79,363)	(518,470)	4	(237,897)	(835,730)
Interest expense - related parties	(853)	-		-	(853)
Interest expense related to debt conversions	(931,266)	-		-	(931,266)
Other income	-	86,604		-	86,604
Gain on settlement of debt	40,000	-		-	40,000
Net loss on foreign currency translation	-	(16,248)		-	(16,248)
Loss before provision for income tax	(3,405,182)	(331,241)		(547,591)	(3,974,320)

Income tax expense	-	(3,836)		-	(3,836)
Net Loss	$(3,405,182)	$(335,077)		$(547,591)	$(3,978,156)

NET LOSS PER COMMON SHARE:
Basic and diluted	$(0.43)			$(0.04)	$(0.20)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and diluted	7,835,453			12,384,352	20,219,805

The accompanying notes are an integral part of the unaudited pro forma combined financial statements

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

To reflect the acquisition of Initio International Holdings Limited through the aggregate consideration of $15,350,002. The purchaser paid $6,440,000, the cash portion of the transaction, which includes a fee consideration of $500,000, paid $4,945,053 of the payment by the issuance of 3,296,702 restricted shares of the Purchasers’ common stock and the Company executed and delivered to the Initio Shareholders three (3) year promissory notes in the aggregate principal amount of $3,964,949, and each Promissory Note bears interest at the rate of six percent (6%) per annum, amortized on a five (5) year straight line basis. In addition, each shareholder of Initio agreed to sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser hereby agreed to purchase, acquire and take assignment and delivery of, all of the shares of capital stock of Initio held by such Shareholders, which on the Closing Date collectively constituted one hundred percent (100%) of the issued and outstanding shares of capital stock of Initio.

The resultant Intangible asset from the acquisition of Initio includes client relationships and employment agreements.. The preliminary valuation and classification are subject to change pending an appraisal of the acquisition of Initio. The accompanying unaudited consolidated statements of operations for the year ended May 31, 2013, reflect the amortization of this Intangible asset as if the acquisition had occurred at the inception of the period, and the expense of the intangible asset had been in effect for the entire period. The Intangible asset is being amortized over the estimated useful life of the asset of five (5) years. The resultant Goodwill from the acquisition of Initio has been deemed assets in excess of cost.

Entry # 1	Dr	Cr
Intangible asset	1,548,471
Goodwill – Staffing 360 Solutions	13,936,237
Retained earnings	3,331,327
Common stock	1,595
Cash		6,440,000
Promissory notes		3,964,949
Common stock		49
Additional paid-in capital		4,945,004
Goodwill – Initio International Holdings		3,467,628

To reflect money raised as part of a private placement offering. On January 3, 2014 and January 7, 2014, the Company completed its first and second closings, respectfully, in the aggregate amount of $8,261,500 for an aggregate of 330.46 Units to accredited investors. The closings are part of a “best efforts” private placement offering up to $10,000,000 (the “Private Placement Offering”) consisting of up to 400 units (the “Units”) of the Company, each Unit consisting of (i) 25,000 shares (the “Shares”) of the Common stock priced at $1.00 per share and (ii) warrants (the “Warrants”) to purchase 12,500 shares (the “Warrant Shares”), at an exercise price of $2.00 per Warrant Share.

Entry #2	Dr	Cr
Cash	8,261,500
Common stock		82
Additional paid-in capital		8,261,418

To reflect payment to placement agent. In connection with the Private Placement Offering, the Company retained a placement agent. For acting as placement agent, the Company agreed to pay the placement agent: (i) a fee in cash up to an amount equal to ten percent (10%) of the aggregate gross proceeds raised by such broker in the Private Placement Offering, (ii) a non-accountable expense allowance of up to two percent (2%) of the aggregate gross proceeds raised by such broker in the Private Placement Offering, and (iii) shares of Common Stock equal to an amount up to ten percent (10%) of the aggregate number of shares of Common Stock issued in connection with funds raised by the broker in the Private Placement Offering. As of the first and second closings, the Company paid the placement agent an aggregate consideration of $991,380 and issued an aggregate of 826,150 shares of Common stock.

Entry #3	Dr	Cr
Additional paid-in capital	1,817,530
Common stock		8
Additional paid-in capital		826,142
Cash		165,230
Cash		826,150

To reflect one year of accrued interest associated with the three year promissory notes in the aggregate principal amount of $3,964,949.

Entry #4	Dr	Cr
Interest expense	237,897
Accrued interest		237,897

To reflect six months of accrued interest associated with the three (3) year promissory notes in the aggregate principal amount of $3,964,949.

Entry #5	Dr	Cr
Interest expense	118,948
Accrued interest		118,948

To reflect amortization of the Intangible Asset over a twelve month period

Entry #6	Dr	Cr
Amortization of Intangible asset	309,694
Accumulated amortization		309,694

To reflect amortization of the Intangible Asset over a six (6) month period

Entry #7	Dr	Cr
Amortization of Intangible asset	154,847
Accumulated amortization		154,847